Exhibit 10.45

EXECUTION COPY

[ARCH COAL]

FIFTH AMENDMENT TO AMENDED AND

RESTATED RECEIVABLES PURCHASE AGREEMENT

THIS FIFTH AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of December 11, 2012, is entered into among ARCH RECEIVABLE COMPANY, LLC (the “Seller”), ARCH COAL SALES COMPANY, INC. (the “Servicer”), the various financial institutions party to the Agreement (as defined below) as Conduit Purchasers (the “Conduit Purchasers”), as Related Committed Purchasers (the “Related Committed Purchasers”), as LC Participants (the “LC Participants”), and as Purchaser Agents (the “Purchaser Agents”), and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as Administrator (the “Administrator”) and as LC Bank (the “LC Bank”; together with the Conduit Purchasers, the Related Committed Purchasers and the LC Participants, the “Purchasers”).

RECITALS

1.             The parties hereto are parties to the Amended and Restated Receivables Purchase Agreement, dated as of February 24, 2010 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”).

2.             Concurrently herewith, the Seller, the Servicer, ACI, the Administrator, Market Street and PNC are entering into that certain Fourth Amended and Restated Purchaser Group Fee Letter (the “Market Street Fee Letter”), dated as of the date hereof.

3.             Concurrently herewith, the Seller, the Servicer, ACI, Atlantic and Credit Agricole are entering into that certain Third Amended and Restated Purchaser Group Fee Letter (the “Atlantic Fee Letter”; together with the Market Street Fee Letter, collectively, the “Fee Letters”), dated as of the date hereof.

4.             The parties hereto are parties to that certain Fourth Amendment to Amended and Restated Receivables Purchase Agreement, dated as of December 13, 2011 (the “Fourth Amendment”).

5.             The parties hereto desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1.         Certain Defined Terms.  Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement.

SECTION 2.         Amendments to the Agreement.  The Agreement is hereby amended as follows:

(a)           Each of (i) the defined terms added to the Agreement pursuant to Section 1 of the Fourth Amendment and (ii) the amendments to the Agreement set forth in Section 3 of the Fourth Amendment, in each case, are hereby deleted from the Agreement and shall be of no further force or effect.

(b)           Subclause (i) of Section 3.1 of the Agreement is hereby amended by adding the phrase “or any Interim Report” immediately following the term “Information Package” where it appears therein.

(c)           Subclause (ii) of Section 3.1 of the Agreement is hereby amended by adding the phrase “, any Interim Report” immediately following the term “Information Package” where it appears therein.

(d)           Section 3.2 of the Agreement is hereby amended by adding the phrase “or any Interim Report” immediately following the term “Information Package” where it appears therein.

(e)           The following new defined terms are hereby added to Exhibit I to the Agreement in appropriate alphabetical order:

“Daily Report” has the meaning set forth in Section 1(a)(ii) of Exhibit IV to the Agreement.

“Interim Report” means each Daily Report and Weekly Report.

“Liquidity” has the meaning set forth in the Credit Agreement.

“Weekly Report” has the meaning set forth in Section 1(a)(ii) of Exhibit IV to the Agreement.

(f)            The definition of “Credit Agreement” set forth in Exhibit I to the Agreement is hereby replaced in its entirety with the following:

“Credit Agreement” means that certain Amended and Restated Credit Agreement, dated as of June 14, 2011, by and among ACI, the lenders party thereto, PNC, as administrative agent, Bank of America, N.A., The Royal Bank of Scotland PLC and Citibank, N.A., as co-documentation agents, and PNC Capital Markets LLC and Morgan Stanley & Co., Inc., as joint lead arrangers and joint bookrunners, as amended through December 11, 2012 and without giving effect to any termination thereof or any further amendments, supplements or other modifications thereto.

(g)           The definition of “Dilution Reserve Percentage” set forth in Exhibit I to the Agreement is hereby amended by replacing the number “2.25” where it appears therein with the number “2.5”.

(h)           Clause (c) of the definition of “Eligible Receivable” set forth in Exhibit I to the Agreement is hereby amended by replacing the number “60” where it appears therein with the number “90”.

(i)            Clause (a) of the definition of “Facility Termination Date” set forth in Exhibit I to the Agreement is hereby amended by replacing the date “May 22, 2013” where it appears therein with the date “December 10, 2015”.

(j)            The definition of “Loss Reserve Percentage” set forth in Exhibit I to the Agreement is hereby amended by replacing the number “2.25” where it appears therein with the number “2.5”.

(k)           The definition of “Scheduled Commitment Termination Date” set forth in Exhibit I to the Agreement is amended by replacing the date “December 11, 2012” where it appears therein with the date “December 10, 2013”.

(l)            The definition of “Transaction Documents” set forth in Exhibit I to the Agreement is hereby amended by adding the phrase “Information Packages, Interim Reports,” immediately prior to the phrase “other certificates” where it appears therein.

(m)          Section 5 of Exhibit III to the Agreement is hereby amended by adding the phrase “, Interim Report” immediately following the term “Information Package” where it appears therein.

(n)           Section 1(a)(ii) of Exhibit IV to the Agreement is hereby replaced in its entirety with the following:

(ii)           Reports.  (A) As soon as available and in any event not later than two Business Days prior to the Monthly Settlement Date, an Information Package as of the most recently completed calendar month, (B) if at any time the Purchased Interest is greater than 50.00%, if requested by the Agent or any Purchaser Agent, a report substantially in the form of Annex H (each, a “Weekly Report”) no later than the second Business Day of each calendar week as of the most recently completed calendar week, and (C) if at any time both (I) the Purchased Interest is greater than 50.00% and (II) Liquidity is less than $450,000,000, if requested by the Agent or any Purchaser Agent, a report substantially in the form of Annex I (each, a “Daily Report”) on each Business Day as of date that is one Business Day prior to such date.

(o)           Section 2(a)(ii) of Exhibit IV to the Agreement is hereby replaced in its entirety with the following:

(ii)           Reports.  (A) As soon as available and in any event not later than two Business Days prior to the Monthly Settlement Date, an Information Package as of the most recently completed calendar month, (B) if at any time the Purchased Interest is greater than 50.00%, if requested by the Agent or any Purchaser Agent, a Weekly Report no later than the second Business Day of each calendar week as of the most recently completed calendar week and (C) if at any time both (I) the Purchased Interest is greater than 50.00% and (II) Liquidity is less than $450,000,000, if requested by the Agent or any Purchaser Agent, a Daily Report on each Business Day as of date that is one Business Day prior to such date.

(p)           Clause (d) of Exhibit V to the Agreement is hereby replaced in its entirety with the following:

(d)           the Seller or the Servicer shall fail to deliver any Information Package or Interim Report pursuant to the Agreement, and such failure shall remain unremedied for two Business Days;

(q)           Schedule IV to the Agreement is hereby replaced in its entirety with Exhibit A attached hereto.

(r)            New Annex H is hereby added to the Agreement in the form of Exhibit B attached hereto.

(s)            New Annex I is hereby added to the Agreement in the form of Exhibit C attached hereto.

SECTION 3.         Commitments; LC Participation Amount.  Each of the parties hereto hereby acknowledges and agrees that after giving effect to the amendments set forth in Section 2 above:

(a)           the Commitment of each Purchaser as of the date hereof shall be the applicable amount set forth on Exhibit A attached hereto with respect to such Purchaser;

(b)           the LC Participation Amount shall be $80,420,083 as of the date hereof;

(c)           Credit Agricole’s Pro Rata Share of the LC Participation Amount as of the date hereof shall be $32,168,033.20; and

(d)           PNC’s Pro Rata Share of the LC Participation Amount as of the date hereof shall be $48,252,049.80.

SECTION 4.         Representations and Warranties.  Each of the Seller and the Servicer hereby represents and warrants to the Administrator, the Purchaser Agents and the Purchasers as follows:

(a)           Representations and Warranties.  The representations and warranties made by such Person in the Agreement and each of the other Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b)           Enforceability.  The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary action on its part.  This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with their respective terms.

(c)           No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

SECTION 5.         Effect of Amendment; Ratification.  All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect.  After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “the Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect, in each case referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as specifically set forth herein.  The Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.

SECTION 6.         Effectiveness.  This Amendment shall become effective as of the date hereof, upon (I) receipt by the Administrator of duly executed counterparts of each of (a) this Amendment, (b) the Market Street Fee Letter and (c) the Atlantic Fee Letter and (II) payment by Seller of all fees payable on the date hereof under (and in accordance with) each of the Fee Letters.

SECTION 7.         Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 8.         Governing Law.  This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (including for such purposes Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

SECTION 9.         Section Headings.  The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

SECTION 10.       Successors and Assigns.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

SECTION 11.       Ratification.  After giving effect to this Amendment and the transactions contemplated by this Amendment, all of the provisions of the Performance Guaranty shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms.

[SIGNATURES BEGIN ON NEXT  PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

ARCH RECEIVABLE COMPANY, LLC, as
Seller

By:	/s/ James E. Florczak
Name:	James E. Florczak
Title:	Vice President & Treasurer

ARCH COAL SALES COMPANY, INC., as
Servicer

By:	/s/ James E. Florczak
Name:	James E. Florczak
Title:	Vice President & Treasurer

Fifth Amendment to A&R RPA (Arch Coal)

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By:	/s/ William P. Falcon
Name:	William P. Falcon
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Purchaser Agent

By:	/s/ William P. Falcon
Name:	William P. Falcon
Title:	Vice President

Fifth Amendment to A&R RPA (Arch Coal)

PNC BANK, NATIONAL ASSOCIATION,
as the LC Bank and as an LC Participant

By:	/s/ Mark S. Falcione
Name:	Mark S. Falcione
Title:	Vice President

Fifth Amendment to A&R RPA (Arch Coal)

MARKET STREET FUNDING LLC,
as a Conduit Purchaser and as a Related Committed Purchaser

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

Fifth Amendment to A&R RPA (Arch Coal)

ATLANTIC ASSET SECURITIZATION LLC,
as a Conduit Purchaser

By:	/s/ Kostantina Kourmpetis
Name:	Kostantina Kourmpetis
Title:	Managing Director

By:	/s/ Jorge Fries
Name:	Jorge Fries
Title:	Managing Director

Fifth Amendment to A&R RPA (Arch Coal)

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Related Committed Purchaser and as a Purchaser Agent

By:	/s/ Kostantina Kourmpetis
Name:	Kostantina Kourmpetis
Title:	Managing Director

By:	/s/ Jorge Fries
Name:	Jorge Fries
Title:	Managing Director

Fifth Amendment to A&R RPA (Arch Coal)

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as an LC Participant

By:	/s/ Kostantina Kourmpetis
Name:	Kostantina Kourmpetis
Title:	Managing Director

By:	/s/ Jorge Fries
Name:	Jorge Fries
Title:	Managing Director

Fifth Amendment to A&R RPA (Arch Coal)

ACKNOWLEDGED AND AGREED:

ARCH COAL, INC.

By:	/s/ James E. Florczak
Name:	James E. Florczak
Title:	Treasurer

Fifth Amendment to A&R RPA (Arch Coal)

EXHIBIT A

SCHEDULE IV

GROUP COMMITMENTS

Purchaser Group

Name	Capacity	Commitment	Group Commitment
Market Street Purchaser Group	Purchaser Group	N/A	$150,000,000
Market Street	Conduit Purchaser	N/A
Market Street	Related Committed Purchaser	$150,000,000
PNC	LC Participant/ LC Bank	$150,000,000
PNC	Purchaser Agent	N/A
Atlantic Purchaser Group	Purchaser Group	N/A	$100,000,000
Atlantic	Conduit Purchaser	N/A
Credit Agricole	Related Committed Purchaser	$100,000,000
Credit Agricole	LC Participant	$100,000,000
Credit Agricole	Purchaser Agent	N/A